                                                                    EXHIBIT 10.7

                       VOLKSWAGEN AUTO LEASE TRUST 2005-A

                      AMENDED AND RESTATED TRUST AGREEMENT

                                     BETWEEN

                VOLKSWAGEN AUTO LEASE UNDERWRITTEN FUNDING, LLC,
                                AS THE DEPOSITOR

                                       AND

                        THE BANK OF NEW YORK (DELAWARE),
                              AS THE OWNER TRUSTEE

                            DATED AS OF MARCH 3, 2005

                                TABLE OF CONTENTS

                                                                                                    PAGE
ARTICLE I     DEFINITIONS.........................................................................    1

     SECTION 1.1.     Capitalized Terms...........................................................    1
     SECTION 1.2.     Other Interpretive Provisions...............................................    1

ARTICLE II    ORGANIZATION........................................................................    1

     SECTION 2.1.     Name........................................................................    1
     SECTION 2.2.     Office......................................................................    2
     SECTION 2.3.     Purposes and Powers.........................................................    2
     SECTION 2.4.     Appointment of the Owner Trustee............................................    2
     SECTION 2.5.     Initial Capital Contribution of Trust Estate................................    2
     SECTION 2.6.     Declaration of Trust........................................................    2
     SECTION 2.7.     Organizational Expenses; Liabilities of the Holders.........................    3
     SECTION 2.8.     Title to the Trust Estate...................................................    3
     SECTION 2.9.     Representations and Warranties of the Transferor............................    3
     SECTION 2.10.    Situs of Issuer.............................................................    4

ARTICLE III   CERTIFICATE AND TRANSFER OF CERTIFICATE.............................................    4

     SECTION 3.1.     Initial Ownership...........................................................    4
     SECTION 3.2.     Authentication of Certificate...............................................    5
     SECTION 3.3.     Form of the Certificate.....................................................    5
     SECTION 3.4.     Registration of Certificates................................................    5
     SECTION 3.5.     Transfer of Certificate.....................................................    5
     SECTION 3.6.     Lost, Stolen, Mutilated or Destroyed Certificates...........................    6

ARTICLE IV    ACTIONS BY OWNER TRUSTEE............................................................    6

     SECTION 4.1.     Prior Notice to Certificateholder with Respect to Certain Matters...........    6
     SECTION 4.2.     Action by Certificateholder with Respect to Certain Matters.................    7
     SECTION 4.3.     Action by Certificateholder with Respect to Bankruptcy......................    7
     SECTION 4.4.     Restrictions on Certificateholder's Power...................................    7
     SECTION 4.5.     Majority Control............................................................    7

ARTICLE V     APPLICATION OF TRUST FUNDS; CERTAIN DUTIES..........................................    7

     SECTION 5.1.     Application of Trust Funds..................................................    7
     SECTION 5.2.     Method of Payment...........................................................    8
     SECTION 5.3.     Sarbanes-Oxley Act..........................................................    8
     SECTION 5.4.     Signature on Returns........................................................    8

ARTICLE VI    AUTHORITY AND DUTIES OF OWNER TRUSTEE...............................................    8
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                                       -i-
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                                TABLE OF CONTENTS
                                   (continued)

                                                                                                    PAGE
     SECTION 6.1.     General Authority...........................................................    8
     SECTION 6.2.     General Duties..............................................................    8
     SECTION 6.3.     Action upon Instruction.....................................................    9
     SECTION 6.4.     No Duties Except as Specified in this Agreement or in Instructions..........    9
     SECTION 6.5.     No Action Except under Specified Documents or Instructions..................   10
     SECTION 6.6.     Restrictions................................................................   10

ARTICLE VII   CONCERNING OWNER TRUSTEE............................................................   10

     SECTION 7.1.     Acceptance of Trusts and Duties.............................................   10
     SECTION 7.2.     Furnishing of Documents.....................................................   10
     SECTION 7.3.     Representations and Warranties..............................................   11
     SECTION 7.4.     Reliance; Advice of Counsel.................................................   11
     SECTION 7.5.     Not Acting in Individual Capacity...........................................   12
     SECTION 7.6.     The Owner Trustee May Own Notes.............................................   12

ARTICLE VIII  COMPENSATION OF OWNER TRUSTEE.......................................................   12

     SECTION 8.1.     The Owner Trustee's Fees and Expenses.......................................   12
     SECTION 8.2.     Indemnification.............................................................   12
     SECTION 8.3.     Payments to the Owner Trustee...............................................   13

ARTICLE IX    TERMINATION OF TRUST AGREEMENT......................................................   13

     SECTION 9.1.     Termination of Trust Agreement..............................................   13
     SECTION 9.2.     Dissolution of the Issuer...................................................   13
     SECTION 9.3.     Limitations on Termination..................................................   13
     SECTION 9.4.     Purchase of the Transaction  SUBI Certificate...............................   14

ARTICLE X     SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES..............................   14

     SECTION 10.1.    Eligibility Requirements for the Owner Trustee..............................   14
     SECTION 10.2.    Resignation or Removal of the Owner Trustee.................................   14
     SECTION 10.3.    Successor Owner Trustee.....................................................   15
     SECTION 10.4.    Merger or Consolidation of the Owner Trustee................................   15
     SECTION 10.5.    Appointment of Co-Trustee or Separate Trustee...............................   16

ARTICLE XI    MISCELLANEOUS.......................................................................   17

     SECTION 11.1.    Supplements and Amendments..................................................   17
     SECTION 11.2.    No Legal Title to Trust Estate in Certificateholder.........................   18
     SECTION 11.3.    Limitations on Rights of Others.............................................   18


                                TABLE OF CONTENTS
                                   (continued)

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
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
     SECTION 11.4.    Notices.....................................................................   18
     SECTION 11.5.    Severability................................................................   19
     SECTION 11.6.    Separate Counterparts.......................................................   19
     SECTION 11.7.    Successors and Assigns......................................................   19
     SECTION 11.8.    No Petition.................................................................   19
     SECTION 11.9.    Headings....................................................................   19
     SECTION 11.10.   GOVERNING LAW...............................................................   19
     SECTION 11.11.   Each SUBI Separate; Assignees of SUBI.......................................   20
     SECTION 11.12.   Waiver of Jury Trial........................................................   20
     SECTION 11.13.   Information Requests........................................................   20
EXHIBIT A - Form of Certificate

                      AMENDED AND RESTATED TRUST AGREEMENT

      This AMENDED AND RESTATED TRUST AGREEMENT is made as of March 3, 2005 (as from time to time amended, supplemented or otherwise modified and in effect, this "Agreement") between VOLKSWAGEN AUTO LEASE UNDERWRITTEN FUNDING, LLC, a Delaware limited liability company, as the depositor (the "Transferor"), and THE BANK OF NEW YORK (DELAWARE), a Delaware banking corporation, as the owner trustee (the "Owner Trustee").

                                    ARTICLE I

                                   DEFINITIONS

      SECTION 1.1. Capitalized Terms. Unless otherwise indicated, capitalized terms used in this Agreement are defined in Appendix A to the Indenture, dated as of the date hereof (as the same may be amended, modified or supplemented from time to time, the "Indenture"), between the Issuer (as defined below) and JPMorgan Chase Bank, N.A., as indenture trustee.

      SECTION 1.2. Other Interpretive Provisions. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document delivered pursuant hereto unless otherwise defined therein. For purposes of this Agreement and all such certificates and other documents, unless the context otherwise requires: (a) accounting terms not otherwise defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles; (b) terms defined in Article 9 of the UCC as in effect in the State of Delaware and not otherwise defined in this Agreement are used as defined in that Article; (c) the words "hereof," "herein" and "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (d) references to any Article, Section, Schedule or Exhibit are references to Articles, Sections, Schedules and Exhibits in or to this Agreement, and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (e) the term "including" means "including without limitation"; (f) references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (g) references to any Person include that Person's successors and assigns; and (h) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                                   ARTICLE II

                                  ORGANIZATION

      SECTION 2.1. Name. The trust created under that certain Trust Agreement dated as of January 24, 2005 and by the filing of the certificate of trust pursuant to the Statutory Trust Act and continued hereby shall be known as "Volkswagen Auto Lease Trust 2005-A" (the "Issuer"), in which name the Owner Trustee may conduct the business of such trust, make and execute contracts and other instruments on behalf of such trust and sue and be sued.

      SECTION 2.2. Office. The office of the Issuer shall be in care of the Owner Trustee at 502 White Clay Center, Route 273, Newark, Delaware 19711 or at such other address as the Owner Trustee may designate by written notice to the Certificateholder, the Transferor and the Administrator.

      SECTION 2.3. Purposes and Powers. The purpose of the Issuer is, and the Issuer shall have the power and authority, to engage in the following activities:

            (a) to issue the Notes pursuant to the Indenture and the Certificate pursuant to this Agreement, and to sell, transfer and exchange the Notes and the Certificate and to pay interest on and principal of the Notes and distributions on the Certificate;

            (b) to acquire the property and assets set forth in the SUBI Transfer Agreement from the Transferor pursuant to the terms thereof, to make deposits to and withdrawals from the Collection Account, the Principal Distribution Account and the Reserve Account and to pay the organizational, start-up and transactional expenses of the Issuer;

            (c) to assign, grant, transfer, pledge, mortgage and convey the Trust Estate pursuant to the Indenture and to hold, manage and distribute to the Certificateholder any portion of the Trust Estate released from the lien of, and remitted to the Issuer pursuant to, the Indenture;

            (d) to enter into and perform its obligations under the Transaction Documents to which it is a party;

            (e) to engage in other activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

            (f) subject to compliance with the Transaction Documents, to engage in such other activities as may be required in connection with conservation of the Trust Estate and the making of distributions to the Certificateholder and the Noteholders.

The Owner Trustee is hereby authorized to engage in the foregoing activities on behalf of the Issuer. Neither the Issuer nor the Owner Trustee on behalf of the Issuer shall engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement, the other Transaction Documents or the Statutory Trust Act.

      SECTION 2.4. Appointment of the Owner Trustee. The Transferor hereby appoints the Owner Trustee as trustee of the Issuer effective as of the date hereof, to have all the rights, powers and duties set forth herein and under the Statutory Trust Act.

      SECTION 2.5. Initial Capital Contribution of Trust Estate. The Owner Trustee hereby acknowledges receipt in trust from the Transferor the sum of $1, which shall constitute the initial Trust Estate and shall be deposited by the Transferor in the Collection Account.

      SECTION 2.6. Declaration of Trust. The Owner Trustee hereby declares that it will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholder, subject to the obligations of the Issuer under the Transaction Documents and under the Statutory Trust Act. It is the intention of the parties hereto that the Issuer constitute a statutory trust under the Statutory Trust Act and that this Agreement constitute the governing instrument of such statutory trust. It is the intention of the parties hereto that, solely for income and franchise tax purposes, the Issuer will be disregarded as an entity separate from the Transferor, the Transferor will be disregarded as an entity separate from VCI and the Notes will be characterized as debt. The parties agree that, unless otherwise required by appropriate tax authorities, the Issuer will not file or cause to be filed annual or other necessary returns, reports and other forms consistent with the characterization of the Issuer as an entity separate from its owner. In the event that the Issuer is deemed to have more than one beneficial owner for federal income tax purposes, the Issuer will file returns, reports and other forms consistent with the characterization of the Issuer as a partnership, and this Agreement shall be amended to include such provisions as may be required under Subchapter K of the Internal Revenue Code of 1986, as amended. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Statutory Trust Act with respect to accomplishing the purposes of the Issuer. The Owner Trustee shall file the Certificate of Trust with the Secretary of State of the State of Delaware as required by Section 3810(a) of the Statutory Trust Act. Notwithstanding anything herein or in the Statutory Trust Act to the contrary, it is the intention of the parties hereto that the Issuer constitute a "business trust" within the meaning of Section 101(9)(A)(v) of the Bankruptcy Code.

      SECTION 2.7. Organizational Expenses; Liabilities of the Holders.

            (a) The Administrator shall pay organizational expenses of the Issuer as they may arise.

            (b) No Certificateholder (including the Transferor) shall have any personal liability for any liability or obligation of the Issuer.

      SECTION 2.8. Title to the Trust Estate. Legal title to all the Trust Estate shall be vested at all times in the Issuer as a separate legal entity, except where applicable law in any jurisdiction requires title to any part of the Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

      SECTION 2.9. Representations and Warranties of the Transferor. The Transferor hereby represents and warrants to the Owner Trustee that, as of the date hereof:

            (a) Organization and Power. The Transferor is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has all power and authority required to carry on its business as it is now conducted. The Transferor has obtained all necessary licenses and approvals in all jurisdictions where the failure to do so would materially and adversely affect the business, properties, financial condition or results of operations of the Transferor, taken as a whole.

            (b) Authorization and No Contravention. The execution, delivery and performance by the Transferor of each Transaction Document to which it is a party (i) have been duly authorized by all necessary limited liability company action and (ii) do not violate or constitute a default under (A) any applicable law, rule or regulation, (B) its organizational instruments or
      (C) any agreement, contract, order or other instrument to which it is a party or its property is subject and (iii) will not result in any Adverse Claim on any Transaction Unit or Collection or give cause for the acceleration of any indebtedness of the Transferor.

            (c) No Consent Required. No approval, authorization or other action by, or filing with, any Governmental Authority is required in connection with the execution, delivery and performance by the Transferor of any Transaction Document other than UCC filings and other than approvals and authorizations that have previously been obtained and filings which have previously been made.

            (d) Binding Effect. Each Transaction Document to which the Transferor is a party constitutes the legal, valid and binding obligation of the Transferor enforceable against the Transferor in accordance with its terms, except as limited by bankruptcy, insolvency, or other similar laws of general application relating to or affecting the enforcement of creditors' rights generally and subject to general principles of equity.

            (e) No Proceedings. There is no action, suit, proceeding or investigation pending or, to the knowledge of the Transferor, threatened against the Transferor which, either in any one instance or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the Transferor, or in any material impairment of the right or ability of the Transferor to carry on its business substantially as now conducted, or in any material liability on the part of the Transferor, or which would render invalid this Agreement or the Transaction Units or the obligations of the Transferor contemplated herein, or which would materially impair the ability of the Transferor to perform under the terms of this Agreement or any other Transaction Document.

      SECTION 2.10. Situs of Issuer. The Issuer shall be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Issuer shall be located in the State of Delaware or the State of New York. The Issuer shall not have any employees in any state; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments will be received by the Issuer only in Delaware or the State of New York and payments will be made by the Issuer only from Delaware or the State of New York.

                                  ARTICLE III

                     CERTIFICATE AND TRANSFER OF CERTIFICATE

      SECTION 3.1. Initial Ownership. Upon the formation of the Issuer and until the issuance of the Certificate, the Transferor shall be the sole beneficiary of the Issuer; and upon the issuance of the Certificate, the Transferor will no longer be a beneficiary of the Issuer, except to the extent that the Transferor is the Certificateholder.

      SECTION 3.2. Authentication of Certificate. Concurrently with the sale of the Transaction SUBI Certificate to the Issuer pursuant to the SUBI Transfer Agreement, the Owner Trustee shall cause the Certificate to be executed on behalf of the Issuer, authenticated and delivered to or upon the written order of the Transferor, signed by its chairman of the board, its president, its chief financial officer, its chief accounting officer, any vice president, its secretary, any assistant secretary, its treasurer or any assistant treasurer, without further corporate action by the Transferor. The Certificate shall represent 100% of the beneficial interest in the Issuer and shall be fully-paid and non assessable.

      SECTION 3.3. Form of the Certificate. The Certificate, upon original issuance, will be issued in the form of a typewritten Certificate representing a definitive Certificate and shall be registered in the name of "Volkswagen Auto Lease Underwritten Funding, LLC" as the initial registered owner thereof. The Owner Trustee shall execute and authenticate, or cause to be authenticated, the definitive Certificate in accordance with the instructions of the Transferor.

      SECTION 3.4. Registration of Certificates. The Owner Trustee shall maintain at its office referred to in Section 2.2, or at the office of any agent appointed by it, a register for the registration and transfer of the Certificate.

      SECTION 3.5. Transfer of Certificate. (a) The Certificateholder may assign, convey or otherwise transfer all or any of its right, title and interest in the Certificate; provided, that (i) the Rating Agency Condition is satisfied,
(ii) the Certificateholder provides, at its expense, to the Owner Trustee and the Issuer an Opinion of Counsel stating that, in the opinion of such counsel, such transfer will not cause the Issuer to be treated as a publicly traded partnership for federal income tax purposes, and (iii) the Certificate (or any interest therein) may not be acquired by or for the account of or with the assets of a Benefit Plan. By accepting and holding the Certificate (or any interest therein), the holder thereof shall be deemed to have represented and warranted that it is not a Benefit Plan and is not purchasing the Certificate (or any interest therein) on behalf of a Benefit Plan. Subject to the transfer restrictions contained herein and in the Certificate, the Certificateholder may transfer all or any portion of the beneficial interest in the Issuer evidenced by such Certificate upon surrender thereof to the Owner Trustee accompanied by the documents required by this Section. Such transfer may be made by the registered Certificateholder in person or by his attorney duly authorized in writing upon surrender of the Certificate to the Owner Trustee accompanied by a written instrument of transfer and with such signature guarantees and evidence of authority of the Persons signing the instrument of transfer as the Owner Trustee may reasonably require. Promptly upon the receipt of such documents and receipt by the Owner Trustee of the transferor's Certificate, the Owner Trustee shall record the name of such transferee as a Certificateholder and its percentage of beneficial interest in the Issuer in the Certificate register and issue, execute and deliver to such Certificateholder a Certificate evidencing such beneficial interest in the Issuer. In the event a transferor transfers only a portion of its beneficial interest in the Issuer, the Owner Trustee shall register and issue, to such transferor a new Certificate evidencing such transferor's new percentage of beneficial interest in the issuer. Subsequent to a transfer and upon the issuance of the new Certificate or Certificates, the Owner Trustee shall cancel and destroy the Certificate surrendered to it in connection with such transfer. The Owner Trustee may treat the Person in whose name any Certificate is registered as the sole owner of the beneficial interest in the Issuer evidenced by such Certificate.

            (b) As a condition precedent to any registration of transfer under this Section 3.5, the Owner Trustee may require the payment of a sum sufficient to cover the payment of any tax or taxes or other governmental charges required to be paid in connection with such transfer.

            (c) The Owner Trustee shall not be obligated to register any transfer of a Certificate unless each of the transferor and the transferee have certified to the Owner Trustee that such transfer does not violate any of the transfer restrictions stated herein. The Owner Trustee shall not be liable to any Person for registering any transfer based on such certifications.

      SECTION 3.6. Lost, Stolen, Mutilated or Destroyed Certificates. If (i) any mutilated Certificate is surrendered to the Owner Trustee, or (ii) the Owner Trustee receives evidence to its satisfaction that any Certificate has been destroyed, lost or stolen, and upon proof of ownership satisfactory to the Owner Trustee together with such security or indemnity as may be requested by the Owner Trustee to save it harmless, the Owner Trustee shall execute and deliver a new Certificate for the same percentage of beneficial interest in the Issuer as the Certificate so mutilated, destroyed, lost or stolen, of like tenor and bearing a different issue number, with such notations, if any, as the Owner Trustee shall determine. Upon the issuance of any new Certificate under this
Section 3.6, the Issuer or Owner Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of the Certificate and any other reasonable expenses (including the reasonable fees and expenses of the Issuer and the Owner Trustee) connected therewith. Any duplicate Certificate issued pursuant to this Section 3.6 shall constitute complete and indefeasible evidence of ownership in the Issuer, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                                   ARTICLE IV

                            ACTIONS BY OWNER TRUSTEE

      SECTION 4.1. Prior Notice to Certificateholder with Respect to Certain Matters. With respect to the following matters, the Owner Trustee shall not take action unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholder in writing of the proposed action and the Certificateholder shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that the Certificateholder has withheld consent or provided alternative direction:

            (a) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

            (b) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interests of the Certificateholder;

            (c) the amendment, change or modification of the SUBI Transfer Agreement or the Administration Agreement, except to cure any ambiguity or defect or to amend or supplement any provision in a manner that would not materially adversely affect the interests of the Certificateholder; or

            (d) the appointment pursuant to the Indenture of a successor Indenture Trustee or the consent to the assignment by the Note Registrar or, the Indenture Trustee of its obligations under the Indenture or this Agreement, as applicable.

      SECTION 4.2. Action by Certificateholder with Respect to Certain Matters. The Owner Trustee shall not have the power, except upon the direction of the Certificateholder, to (a) except as expressly provided in the Transaction Documents, sell the Collateral after the termination of the Indenture in accordance with its terms, (b) remove the Administrator under the Administration Agreement pursuant to Section 8 thereof or (c) appoint a successor Administrator pursuant to Section 8 of the Administration Agreement. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Certificateholder.

      SECTION 4.3. Action by Certificateholder with Respect to Bankruptcy. The Owner Trustee shall not have the power to commence a voluntary proceeding in bankruptcy relating to the Issuer until one year and one day after the Outstanding Amount of all the Notes has been reduced to zero and without the prior written approval of the Certificateholder and the delivery to the Owner Trustee by the Certificateholder of a certificate certifying that the Certificateholder reasonably believes that the Issuer is insolvent.

      SECTION 4.4. Restrictions on Certificateholder's Power. The
Certificateholder shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Issuer or the Owner Trustee under this Agreement or any of the Transaction Documents or would be contrary to Section 2.3, nor shall the Owner Trustee be obligated to follow any such direction, if given.

      SECTION 4.5. Majority Control. To the extent that there is more than one Certificateholder, any action which may be taken or consent or instructions which may be given by the Certificateholders under this Agreement may be taken by Certificateholders holding in the aggregate a percentage of the beneficial interest in the Issuer equal to more than 50% of the beneficial interest in the Issuer at the time of such action.

                                   ARTICLE V

                   APPLICATION OF TRUST FUNDS; CERTAIN DUTIES

      SECTION 5.1. Application of Trust Funds. Distributions on the Certificate shall be made in accordance with the provisions of the Indenture. Subject to the lien of the Indenture, the Owner Trustee shall promptly distribute to the Certificateholder all other amounts (if any) received by the Issuer or the Owner Trustee in respect of the Trust Estate. After the Indenture has been discharged with respect to the Collateral, the Owner Trustee shall distribute all amounts received (if any) by the Issuer and the Owner Trustee in respect of the Trust Estate at the direction of the Certificateholder.

      SECTION 5.2. Method of Payment. Subject to the Indenture, distributions required to be made to the Certificateholder on any Payment Date and all amounts received by the Issuer or the Owner Trustee on any other date that are payable to the Certificateholder pursuant to this Agreement or any other Transaction Document shall be made to the Certificateholder by wire transfer, in immediately available funds, to the account of the Certificateholder designated by the Certificateholder to the Owner Trustee and Indenture Trustee in writing.

      SECTION 5.3. Sarbanes-Oxley Act. Notwithstanding anything to the contrary herein or in any Transaction Document, the Owner Trustee shall not be required to execute, deliver or certify in accordance with the provisions of the Sarbanes-Oxley Act on behalf of the Trust or any other Person, any periodic reports filed pursuant to the Exchange Act, or any other documents pursuant to the Sarbanes-Oxley Act, as amended.

      SECTION 5.4. Signature on Returns. Subject to Section 2.6, the Certificateholder shall sign on behalf of the Issuer the tax returns of the Issuer, unless applicable law requires the Owner Trustee to sign such documents, in which case such documents shall be signed by the Owner Trustee at the written direction of the Certificateholder.

                                   ARTICLE VI

                      AUTHORITY AND DUTIES OF OWNER TRUSTEE


      SECTION 6.1. General Authority. The Owner Trustee is authorized and directed to execute and deliver the Transaction Documents to which the Issuer is named as a party and each certificate or other document attached as an exhibit to or contemplated by the Transaction Documents to which the Issuer is named as a party and any amendment thereto, in each case, in such form as the Transferor shall approve, as evidenced conclusively by the Owner Trustee's execution thereof, to direct the Indenture Trustee to authenticate and deliver Class A-1 Notes in the aggregate principal amount of $425,000,000, Class A-2 Notes in the aggregate principal amount of $420,000,000, Class A-3 Notes in the aggregate principal amount of $485,000,000 and Class A-4 Notes in the aggregate principal amount of $170,000,000. In addition to the foregoing, the Owner Trustee is authorized to take all actions required of the Issuer pursuant to the Transaction Documents. The Owner Trustee is further authorized from time to time to take such action as the Transferor or the Administrator recommends or directs in writing with respect to the Transaction Documents, except to the extent that this Agreement expressly requires the consent of the Certificateholder for such action.


      SECTION 6.2. General Duties. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the other Transaction Documents and to administer the Issuer in the interest of the Certificateholder, subject to the terms of the Transaction Documents, and in accordance with the provisions of this Agreement and the other Transaction Documents. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Transaction Documents to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Issuer or the Owner Trustee hereunder or under any Transaction Document, and the Owner Trustee shall not be liable for the default or failure of the Administrator to carry out its obligations under the

Administration Agreement and shall have no duty to monitor the performance of the Administrator or any other Person under the Administration Agreement or any other document. The Owner Trustee shall have no obligation to administer, service or collect the Transaction Units or the Transaction SUBI or to maintain, monitor or otherwise supervise the administration, servicing or collection of the Transaction Units or the Transaction SUBI. The Owner Trustee shall not be required to perform any of the obligations of the Issuer under any Transaction Document that are required to be performed by the Servicer, the Transferor, the Administrator or the Indenture Trustee.

      SECTION 6.3. Action upon Instruction. (a) Subject to Article IV, and in accordance with the Transaction Documents, the Certificateholder may, by written instruction, direct the Owner Trustee in the management of the Issuer. Such direction may be exercised at any time by written instruction of the Certificateholder pursuant to Article IV.

            (b) The Owner Trustee shall not be required to take any action hereunder or under any Transaction Document if the Owner Trustee shall have reasonably determined or been advised by counsel that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Transaction Document or is otherwise contrary to law and a copy of such opinion has been provided to the Transferor and the Administrator.

            (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any Transaction Document or is unsure as to the application of any provision of this Agreement or any Transaction Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholder requesting instruction as to the course of action to be adopted or application of such provision, and to the extent the Owner Trustee acts or refrains from acting in good faith in accordance with any written instruction of the Certificateholder received, the Owner Trustee shall not be liable on account of such action or inaction to any Person. If the Owner Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Transaction Documents, as it shall deem to be in the best interests of the Certificateholder, and shall have no liability to any Person for such action or inaction.

      SECTION 6.4. No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Issuer or the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 6.3; and no implied duties or obligations shall be read into this Agreement or any Transaction Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or Adverse Claim granted to it hereunder or to prepare or file any Commission filing for the Issuer or to record this Agreement or any Transaction Document. The Bank of New York (Delaware) nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Adverse Claims on any part of the Trust Estate that result from actions by, or claims against, The Bank of New York (Delaware) that are not related to the ownership or the administration of the Trust Estate.

      SECTION 6.5. No Action Except under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Transaction Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.3.

      SECTION 6.6. Restrictions. The Owner Trustee shall not take any action (a) that is inconsistent with the purposes of the Issuer set forth in Section 2.3 or
(b) that, to the actual knowledge of a Responsible Officer of the Owner Trustee, would (i) affect the treatment of the Notes as indebtedness for federal income, state and local income and franchise tax purposes, (ii) be deemed to cause a taxable exchange of the Notes for federal income or state income or franchise tax purposes or (iii) cause the Issuer or any portion thereof to be treated as an association or publicly traded partnership taxable as a corporation for federal income, state and local income or franchise tax purposes. The Certificateholder shall not direct the Owner Trustee to take action that would violate the provisions of this Section.

                                  ARTICLE VII

                            CONCERNING OWNER TRUSTEE

      SECTION 7.1. Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Estate upon the terms of the Transaction Documents and this Agreement. The Owner Trustee shall not be personally liable or accountable hereunder or under any Transaction Document under any circumstances, except (i) for its own willful misconduct, bad faith or negligence, (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.3 expressly made by The Bank of New York (Delaware) in its individual capacity, (iii) for liabilities arising from the failure of The Bank of New York (Delaware) to perform obligations expressly undertaken by it in the last sentence of Section
6.4 or (iv) for taxes, fees or other charges on, based on or measured by, any fees, commissions or compensation received by the Owner Trustee.

      SECTION 7.2. Furnishing of Documents. The Owner Trustee shall furnish to the Certificateholder promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Transaction Documents.

      SECTION 7.3. Representations and Warranties. The Bank of New York (Delaware) hereby represents and warrants to the Transferor for the benefit of the Certificateholder, that:

            (a) It is a Delaware banking corporation duly organized and validly existing in good standing under the laws of the State of Delaware and having an office within the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

            (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

            (c) This Agreement constitutes a legal, valid and binding obligation of the Owner Trustee, enforceable against the Owner Trustee in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws affecting enforcement of the rights of creditors of banks generally and to equitable limitations on the availability of specific remedies.

            (d) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws.

      SECTION 7.4. Reliance; Advice of Counsel. (a) The Owner Trustee shall incur no personal liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer, secretary or other Authorized Officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

            (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Transaction Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, but the Owner Trustee shall not be personally liable for the conduct or misconduct of such agents, custodians, nominees (including persons acting under a power of attorney) or attorneys selected with reasonable care and (ii) may consult with counsel, accountants and other skilled persons knowledgeable in the relevant area to be selected with reasonable care and employed by it at the expense of the Issuer. The Owner Trustee shall not be personally liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such persons.

      SECTION 7.5. Not Acting in Individual Capacity. Except as provided in this
Article VII, in accepting the trusts hereby created, The Bank of New York (Delaware) acts solely as the Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Transaction Document shall look only to the Trust Estate for payment or satisfaction thereof.

      SECTION 7.6. The Owner Trustee May Own Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Notes. The Owner Trustee may deal with the Transferor, the Indenture Trustee, the Administrator and their respective Affiliates in banking transactions with the same rights as it would have if it were not the Owner Trustee, and the Transferor, the Indenture Trustee, the Administrator and their respective Affiliates may maintain normal commercial banking relationships with the Owner Trustee and its Affiliates.

                                  ARTICLE VIII

                          COMPENSATION OF OWNER TRUSTEE

      SECTION 8.1. The Owner Trustee's Fees and Expenses. The Issuer shall cause the Administrator to agree to pay to The Bank of New York (Delaware) pursuant to the Administration Agreement from time to time compensation for all services rendered by The Bank of New York (Delaware) under this Agreement pursuant to a fee letter between the Administrator and the Owner Trustee (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust). The Administrator, pursuant to the Administration Agreement and the fee letter between the Administrator and the Owner Trustee, shall reimburse The Bank of New York (Delaware) upon its request for all reasonable expenses, disbursements and advances incurred or made by The Bank of New York (Delaware) in accordance with any provision of this Agreement (including the reasonable compensation, expenses and disbursements of such agents and counsel as The Bank of New York (Delaware) may employ in connection with the exercise and performance of its rights and its duties hereunder), except any such expense may be attributable to its willful misconduct, gross negligence or bad faith.

      SECTION 8.2. Indemnification. The Transferor shall cause the Administrator to agree to indemnify The Bank of New York (Delaware) in its individual capacity and as trustee and its successors, assigns, directors, officers, employees and agents (the "Indemnified Parties") from and against, any and all loss, liability, expense, tax, penalty or claim (including reasonable legal fees and expenses) of any kind and nature whatsoever which may at any time be imposed on, incurred by, or asserted against The Bank of New York (Delaware) in its individual capacity and as trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the

Transaction Documents, the Trust Estate, the administration of the Trust Estate or the action or inaction of The Bank of New York (Delaware) hereunder; provided, however, that neither the Transferor nor the Administrator shall be liable for or required to indemnify The Bank of New York (Delaware) from and against any of the foregoing expenses arising or resulting from (i) The Bank of New York (Delaware)'s own willful misconduct, bad faith or gross negligence,
(ii) the inaccuracy of any representation or warranty contained in Section 7.3 expressly made by The Bank of New York (Delaware) in its individual capacity,
(iii) liabilities arising from the failure of The Bank of New York (Delaware) to perform obligations expressly undertaken by it in the last sentence of Section
6.4 or (iv) taxes, fees or other charges on, based on or measured by, any fees, commissions or compensation received by the Owner Trustee.

      SECTION 8.3. Payments to the Owner Trustee. Any amounts paid to the Owner Trustee pursuant to this Article VIII and the Administration Agreement shall be deemed not to be a part of the Trust Estate immediately after such payment.

                                   ARTICLE IX

                         TERMINATION OF TRUST AGREEMENT

      SECTION 9.1. Termination of Trust Agreement. The Issuer shall wind-up and dissolve, and this Agreement (other than Article VIII) shall terminate, upon the later of (a) the final distribution by the Issuer of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of the Indenture, the Origination Trust Documents and Article V and (b) the discharge of the Indenture in accordance with Article IV of the Indenture. The bankruptcy, liquidation, dissolution, death or incapacity of the Certificateholder shall not
(x) operate to terminate this Agreement or the Issuer, nor (y) entitle the Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Issuer or Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

      SECTION 9.2. Dissolution of the Issuer. Upon dissolution of the Issuer, the Administrator shall wind up the business and affairs of the Issuer as required by Section 3808 of the Statutory Trust Act. Upon the satisfaction and discharge of the Indenture, and receipt of a certificate from the Indenture Trustee stating that all Noteholders have been paid in full and that the Indenture Trustee is aware of no claims remaining against the Issuer in respect of the Indenture and the Notes, the Administrator, in the absence of actual knowledge of any other claim against the Issuer, shall be deemed to have made reasonable provision to pay all claims and obligations (including conditional, contingent or unmatured obligations) for purposes of Section 3808(e) of the Statutory Trust Act and upon the written direction of the Certificateholder the Owner Trustee shall cause the Certificate of Trust to be cancelled by filing a certificate of cancellation with the Delaware Secretary of State in accordance with the provisions of Section 3810 of the Statutory Trust Act, at which time the Issuer shall terminate and this Agreement (other than Article VIII) shall be of no further force or effect.

      SECTION 9.3. Limitations on Termination. Except as provided in Section 9.1, neither the Transferor nor the Certificateholder shall be entitled to revoke or terminate the Issuer.

      SECTION 9.4. Purchase of the Transaction SUBI Certificate. The Transferor shall have the right at its option (the "Optional Purchase") to purchase the Transaction SUBI Certificate from the Issuer on any Payment Date upon 30 days' prior notice to the Administrator or the Issuer if, either before or after giving effect to any payment of principal required to be made on such Payment Date, the Outstanding Note Balance is less than or equal to 10% of the Initial Note Balance. The purchase price for the Transaction SUBI Certificate shall equal the Note Balance, together with accrued interest thereon up to but not including the Redemption Date (the "Optional Purchase Price"), which amount shall be deposited by the Transferor into the Collection Account on the Redemption Date. If the Transferor exercises the Optional Purchase, the Notes shall be redeemed and in each case in whole but not in part on the related Payment Date for the Redemption Price.

                                   ARTICLE X

                     SUCCESSOR OWNER TRUSTEES AND ADDITIONAL
                                 OWNER TRUSTEES

      SECTION 10.1. Eligibility Requirements for the Owner Trustee. The Owner Trustee shall at all times be a bank (i) authorized to exercise corporate trust powers, (ii) that has, or has a direct or indirect parent that has, a combined capital and surplus of at least $50,000,000 and (iii) subject to supervision or examination by Federal or state authorities. If such bank shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Owner Trustee shall at all times be an institution satisfying the provisions of Section 3807(a) of the Statutory Trust Act. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.2.

      SECTION 10.2. Resignation or Removal of the Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Transferor, the Administrator, the Servicer, the Indenture Trustee and the Certificateholder. Upon receiving such notice of resignation, the Transferor and the Administrator, acting jointly, shall promptly appoint a successor Owner Trustee which satisfies the eligibility requirements set forth in Section 10.1 by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee; provided, however, that such right to appoint or to petition for the appointment of any such successor shall in no event relieve the resigning Owner Trustee from any obligations otherwise imposed on it under the Transaction Documents until such successor has in fact assumed such appointment.

      If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.1 and shall fail to resign after written request therefor by the Transferor or the Administrator, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Transferor or the Administrator may remove the Owner Trustee. If the Transferor or the Administrator shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Transferor and the Administrator, acting jointly, shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee and shall pay all fees owed to the outgoing Owner Trustee.

      Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.3 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Transferor shall provide (or shall cause to be provided) notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies.

      SECTION 10.3. Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 10.2 shall execute, acknowledge and deliver to the Transferor, the Administrator and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as the Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Transferor and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

      No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.1.

      Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Transferor shall mail (or shall cause to be mailed) notice of the successor of such Owner Trustee to the Certificateholder, Indenture Trustee, the Noteholders and each of the Rating Agencies. If the Transferor shall fail to mail (or cause to be mailed) such notice within 10 days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Transferor.

      SECTION 10.4. Merger or Consolidation of the Owner Trustee. Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, be the successor of the Owner Trustee hereunder; provided that such corporation shall be eligible pursuant to
Section 10.1; and provided further that the Owner Trustee shall mail notice of such merger or consolidation to the Transferor, the Administrator and the Rating Agencies.

      SECTION 10.5. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate may at the time be located, the Transferor and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person, in such capacity, such title to the Issuer, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Transferor and the Owner Trustee may consider necessary or desirable. If the Transferor shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 10.1 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.3.

      Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Issuer or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

                  (ii) no trustee under this Agreement shall be personally
            liable by reason of any act or omission of any other trustee under this Agreement; and

                  (iii) the Transferor and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

      Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and copies thereof given to the Transferor and the Administrator.

      Any separate trustee or co-trustee may at any time appoint the Owner Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                   ARTICLE XI

                                  MISCELLANEOUS

      SECTION 11.1. Supplements and Amendments. (a) Any term or provision of this Agreement may be amended by the Transferor, without the consent of the Indenture Trustee, any Noteholder, the Administrator, the Issuer or the Owner Trustee; provided that (i) any amendment that materially and adversely affects the interests of the Noteholders shall require the consent of Noteholders evidencing not less than a majority of the aggregate outstanding principal amount of the Outstanding Notes, voting as a single class, and (ii) any amendment that materially and adversely affects the interests of the Administrator, the Certificateholders, the Indenture Trustee or the Owner Trustee shall require the prior written consent of the Persons whose interests are materially and adversely affected. An amendment shall be deemed not to materially and adversely affect the interests of the Noteholders if the Rating Agency Condition is satisfied with respect to such amendment. The consent of the Administrator or the Certificateholders shall be deemed to have been given if the Servicer does not receive a written objection from such Person within 10 Business Days after a written request for such consent shall have been given.

            (b) Notwithstanding the foregoing, no amendment shall (i) reduce the interest rate or principal amount of any Note, or delay the Final Scheduled Payment Date of any Note without the consent of the Holder of such Note, or (ii) reduce the percentage of the aggregate outstanding principal amount of the Outstanding Notes, the Holders of which are required to consent to any matter without the consent of the Holders of at least the percentage of the aggregate outstanding principal amount of the Outstanding Notes which were required to consent to such matter before giving effect to such amendment.

            (c) Notwithstanding anything herein to the contrary, any term or provision of this Agreement may be amended by the parties hereto without the consent of any of the Noteholders or any other Person to add, modify or eliminate any provisions as may be necessary or advisable in order to comply with or obtain more favorable treatment under or with respect to any law or regulation or any accounting rule or principle (whether now or in the future in effect); it being a condition to any such amendment that the Rating Agency Condition shall have been satisfied.

            (d) It shall not be necessary for the consent of any Person pursuant to this Section for such Person to approve the particular form of any proposed amendment, but it shall be sufficient if such Person consents to the substance thereof.

            (e) Prior to the execution of any amendment to this Agreement, the Transferor shall provide each Rating Agency with written notice of the substance of such amendment. No later than 10 Business Days after the execution of any amendment to this Agreement, the Transferor shall furnish a copy of such amendment to each Rating Agency, the Origination Trustees, the Owner Trustee and the Indenture Trustee.

            (f) Prior to the execution of any amendment to this Agreement, the Owner Trustee shall be entitled to receive and rely upon an opinion of counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

      SECTION 11.2. No Legal Title to Trust Estate in Certificateholder. The Certificateholder shall not have legal title to any part of the Trust Estate. The Certificateholder shall be entitled to receive distributions with respect to its undivided beneficial interest therein only in accordance with Articles V and
IX. No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholder to and in its ownership interest in the Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

      SECTION 11.3. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Owner Trustee, the Transferor, the Administrator, the Certificateholder and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

      SECTION 11.4. Notices. (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given by telecopy with receipt acknowledged by the recipient thereof or upon receipt personally delivered, delivered by overnight courier or mailed certified mail, return receipt requested, if to the Owner Trustee, addressed to its Corporate Trust Office; if to the Transferor, addressed to 3800 Hamlin Road, Auburn Hills, Michigan 48326, Attention: Treasurer with a copy to 3800 Hamlin Road, Auburn Hills, Michigan 48326, Attention: General Counsel; if to the Administrator, addressed to 3800 Hamlin Road, Auburn Hills, Michigan 48326,
Attention: Treasurer with a copy to 3800 Hamlin Road, Auburn Hills, Michigan 48326, Attention: General Counsel; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

            (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this

      Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

      SECTION 11.5. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      SECTION 11.6. Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

      SECTION 11.7. Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Transferor, the Owner Trustee and its successors and the Certificateholder and its successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by the Certificateholder shall bind the successors and assigns of the Certificateholder.

      SECTION 11.8. No Petition. Each of the Owner Trustee (in its individual capacity and as the Owner Trustee), by entering into this Agreement, the Transferor, the Certificateholder, by accepting the Certificate, and the Indenture Trustee and each Noteholder or Note Owner by accepting the benefits of this Agreement, hereby covenants and agrees that prior to the date which is one year and one day after payment in full of all obligations under each Financing
(i) such party shall not authorize any Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of any party hereto or any other creditor of such Bankruptcy Remote Party, and (ii) such Person shall not commence, join or institute against, with any other Person in, any proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction.

      SECTION 11.9. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

      SECTION 11.10. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      SECTION 11.11. Each SUBI Separate; Assignees of SUBI. The Owner Trustee (in its individual capacity and as the Owner Trustee), the Transferor, the Certificateholder, by accepting a Certificate, and the Indenture Trustee and each Noteholder or Note Owner by accepting the benefits of this Agreement, hereby intends and agrees that (a) the Transaction SUBI is a separate series of the Origination Trust as provided in Section 3806(b)(2) of Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., (b)(i) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Transaction SUBI or the Transaction SUBI Portfolio shall be enforceable against the Transaction SUBI Portfolio only, and not against any Other SUBI Assets or the UTI Portfolio and (ii) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to any Other SUBI, any Other SUBI Portfolio, the UTI or the UTI Portfolio shall be enforceable against such Other SUBI Portfolio or the UTI Portfolio only, as applicable, and not against the Transaction SUBI or any Transaction SUBI Assets, (c) except to the extent required by law, UTI Assets or SUBI Assets with respect to any SUBI (other than the Transaction SUBI) shall not be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to the Transaction SUBI in respect of such claim, (d)(i) no creditor or holder of a claim relating to the Transaction SUBI or the Transaction SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the UTI or the UTI Portfolio or any Other SUBI or the assets allocated thereto, and (ii) no creditor or holder of a claim relating to the UTI, the UTI Portfolio or any SUBI other than the Transaction SUBI or any SUBI Assets other than the Transaction SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the Transaction SUBI, and (e) any purchaser, assignee or pledgee of an interest in the Transaction SUBI or the Transaction SUBI Certificate must, prior to or contemporaneously with the grant of any such assignment, pledge or security interest, (i) give to the Origination Trust a non-petition covenant substantially similar to that set forth in Section 6.9 of the Origination Trust Agreement, and (ii) execute an agreement for the benefit of each holder, assignee or pledgee from time to time of the UTI or UTI Certificate and any Other SUBI or Other SUBI Certificate, to release all claims to the assets of the Origination Trust allocated to the UTI Portfolio and each Other SUBI Portfolio and in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the assets of the Origination Trust allocated to the UTI Portfolio and each Other SUBI Portfolio.

      SECTION 11.12. Waiver of Jury Trial. To the extent permitted by applicable law, each party hereto irrevocably waives all right of trial by jury in any action, proceeding or counterclaim based on, or arising out of, under or in connection with this Agreement, any other Transaction Document, or any matter arising hereunder or thereunder.

      SECTION 11.13. Information Requests. The parties hereto shall provide any information reasonably requested by the Servicer, the Issuer, the Transferor or any of their Affiliates at the expense of the Servicer, the Issuer, the Transferor or any of their Affiliates, as applicable, in order to comply with or obtain more favorable treatment under any current or future law, rule, regulation, accounting rule or principle.

                  [Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

                                            THE BANK OF NEW YORK (DELAWARE)

                                            By:_________________________________
                                            Name:
                                            Title:

                                                                 Trust Agreement

                                            VOLKSWAGEN AUTO LEASE UNDERWRITTEN
                                            FUNDING, LLC

                                            By:_________________________________
                                            Name:
                                            Title:

                                            By:_________________________________
                                            Name:
                                            Title:

                                                                 Trust Agreement

                                                                       EXHIBIT A

                               FORM OF CERTIFICATE


NUMBER                                                     % BENEFICIAL INTEREST
R-[___]


                       VOLKSWAGEN AUTO LEASE TRUST 2005-A

                                   CERTIFICATE


      Evidencing the    % beneficial interest in all of the assets of the Issuer
(as defined below) which includes the Transaction SUBI (as defined below) sold to the Issuer by the Transferor.


      (THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF VOLKSWAGEN AUTO LEASE UNDERWRITTEN FUNDING, LLC, VW CREDIT, INC. OR ANY OF THEIR RESPECTIVE AFFILIATES, EXCEPT TO THE EXTENT DESCRIBED BELOW.)

      THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE RESOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR ANY OTHER APPLICABLE SECURITIES OR "BLUE SKY" LAWS, PURSUANT TO AN EXEMPTION THEREFROM OR IN A TRANSACTION NOT SUBJECT THERETO.

      NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE ACQUIRED OR HELD (IN THE INITIAL ACQUISITION OR THROUGH A TRANSFER) BY OR FOR THE ACCOUNT OF OR WITH THE ASSETS OF (A) AN EMPLOYEE BENEFIT PLAN (AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) WHETHER OR NOT SUBJECT TO ERISA, (B) A PLAN DESCRIBED IN SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, OR (C) ANY ENTITY WHOSE UNDERLYING ASSETS INCLUDE PLAN ASSETS OF THE FOREGOING (EACH, A "BENEFIT PLAN").

      THIS CERTIFIES THAT [____________________________] is the registered owner of a [-]% nonassessable, fully-paid, beneficial interest in certain distributions of VOLKSWAGEN AUTO LEASE TRUST 2005-A (the "Issuer") formed by Volkswagen Auto Lease Underwritten Funding, LLC, a Delaware limited liability company, as depositor (the "Transferor").

      The Issuer was created pursuant to a Trust Agreement dated as of January 24, 2005, as amended and restated as of March 3, 2005 (as further amended, modified or supplemented from time to time, the "Trust Agreement"), between the Transferor and The Bank of New York (Delaware), as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Indenture, dated as of

March 3, 2005 (as amended, modified or supplemented from time to time, the "Indenture"), between the Issuer and JPMorgan Chase Bank, N.A., as indenture trustee.

      This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound. The provisions and conditions of the Trust Agreement are hereby incorporated by reference as though set forth in their entirety herein.

      The holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Indenture and the Trust Agreement, as applicable.

      THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      By accepting this Certificate, the Certificateholder hereby covenants and agrees that prior to the date which is one year and one day after payment in full of all obligations under each Financing (i) such Person shall not authorize such Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of any party hereto or any other creditor of such Bankruptcy Remote Party, and (ii) such Person shall not commence or join with any other Person in commencing any proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction.

      By accepting and holding this Certificate (or any interest herein), the holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan and is not purchasing on behalf of a Benefit Plan.

      It is the intention of the parties to the Trust Agreement that, solely for income, franchise and value added tax purposes, the Issuer will be disregarded as an entity separate from the Transferor, the Transferor will be disregarded as an entity separate from VCI and the Notes will be characterized as debt. By accepting this Certificate, the Certificateholder agrees to take no action inconsistent with the foregoing intended tax treatment.

      By accepting this Certificate, the Certificateholder acknowledges that this Certificate represents a beneficial interest in the Issuer only and does not represent interests in or obligations of the Transferor, the Servicer, the Administrator, the Owner Trustee, the Indenture Trustee or any of their respective Affiliates and no recourse may be had against such parties or their assets, except as expressly set forth or contemplated in this Certificate, the Trust Agreement or any other Transaction Document.

     The Certificateholder hereby intends and agrees that (a) the Transaction SUBI is a separate series of the Origination Trust as provided in Section 3806(b)(2) of Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., (b)(i) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to the Transaction SUBI or the Transaction SUBI Portfolio shall be enforceable against the Transaction SUBI Portfolio only, and not against any Other SUBI Assets or the UTI Portfolio and
(ii) the debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to any Other SUBI, any Other SUBI Portfolio, the UTI or the UTI Portfolio shall be enforceable against such Other SUBI Portfolio or the UTI Portfolio only, as applicable, and not against the Transaction SUBI or any Transaction SUBI Assets, (c) except to the extent required by law, UTI Assets or SUBI Assets with respect to any SUBI (other than the Transaction SUBI) shall not be subject to the claims, debts, liabilities, expenses or obligations arising from or with respect to the Transaction SUBI in respect of such claim, (d)(i) no creditor or holder of a claim relating to the Transaction SUBI or the Transaction SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the UTI or the UTI Portfolio or any Other SUBI or the assets allocated thereto, and (ii) no creditor or holder of a claim relating to the UTI, the UTI Portfolio or any SUBI other than the Transaction SUBI or any SUBI Assets other than the Transaction SUBI Portfolio shall be entitled to maintain any action against or recover any assets allocated to the Transaction SUBI, and (e) any purchaser, assignee or pledgee of an interest in the Transaction SUBI or the Transaction SUBI Certificate must, prior to or contemporaneously with the grant of any such assignment, pledge or security interest, (i) give to the Origination Trust a non-petition covenant substantially similar to that set forth in Section 6.9 of the Origination Trust Agreement, and execute an agreement for the benefit of each holder, assignee or pledgee from time to time of the UTI or UTI Certificate and any Other SUBI or Other SUBI Certificate, to release all claims to the assets of the Origination Trust allocated to the UTI and each Other SUBI Portfolio and in the event that such release is not given effect, to fully subordinate all claims it may be deemed to have against the assets of the Origination Trust allocated to the UTI Portfolio and each Other SUBI Portfolio.

      IN WITNESS WHEREOF, the Owner Trustee has caused this Certificate to be duly executed.

                               VOLKSWAGEN AUTO LEASE TRUST 2005-A

                               BY:   THE BANK OF NEW YORK
                                     (DELAWARE), not in its individual capacity,
                                     but solely as the Owner Trustee

                               Dated: ________________________________________
                               By: ___________________________________________

                  OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is the Certificate referred to in the within-mentioned Trust Agreement.

                                THE BANK OF NEW YORK (DELAWARE), as
                                the Owner Trustee

                                By: ___________________________________________
                                    Authenticating Agent

                                By: ___________________________________________
                                    Authorized Signatory